Exhibit 10.31

[LOGO] TESSERA

Tessera Technologies, Inc. 3099 Orchard Drive San Jose, CA 95134 Phone 408.894.0700 Fax 408.894.0788

January 1, 2003

Mr. Philip Dauber

27930 Roble Alto

Los Altos Hills, CA 94022

Re: Extension of Consulting Agreement, dated December 2, 1999 (the “Agreement”)

Dear Phil:

The purpose of this letter is to extend the term of the Agreement between you and the Company to December 31, 2003 effective on the date of this letter.

In addition, the payment required are changed to provide an hourly fee of $350, with a minimum monthly billing of $2,500 and a maximum monthly billing of $7,500. Further, the maximum billing for calendar year 2003 will be $70,000. Consulting services provided under the Agreement will be at my request, and are separate and distinct from your duties and services as a Director of Tessera’s Board.

If you agree with this amendment, please indicate your acceptance by signing the enclosed copy of this letter and returning it to me.

Yours very truly,		AGREED AND ACCEPTED:

By:	/s/ BRUCE MCWILLIAMS	/s/ PHILIP DANBER
Its:	Chairman and CEO	Signature